January 21, 2016
CITIZENSSELECT FUNDS
-CitizensSelect Prime Money Market Fund
-CitizensSelect Treasury Money Market Fund

Supplement to Current Statement of Additional Information

The following changes will take effect on March 1, 2016

The section "Administrative Services Plan" and the third paragraph under "How to Buy Shares" in Part II are deleted in their entirety.

The following will replace any contrary information throughout the SAI.

CitizensSelect Prime Money Market Fund

The fund will change its name to "Dreyfus Prime Money Market Fund."

The fund's Class A shares will be redesignated as Citizens shares and will be offered only to those shareholders of the fund whose fund account existed on February 29, 2016.  The fund's Class C shares will be converted into Class B shares, and Class D shares will be redesignated as Class C shares.  The existing administrative services fees and omnibus account services fees for the Class B and Class C shares will be eliminated.

In general, the minimum initial investment is $1 million.  A financial intermediary may establish an account in the fund if the financial intermediary has $500 million invested in the aggregate in funds in the Dreyfus Family of Funds.

CitizensSelect Treasury Money Market Fund

The fund will change its name to "Dreyfus Institutional Preferred Treasury Money Market Fund."

The fund's Class A shares will be redesignated as Hamilton shares.  The fund's Class C shares and Class D shares will be converted into Class B shares.  Following such conversion, Class B shares will be redesignated as Premier shares.  The existing omnibus account services fees for Hamilton and Premier shares and the existing administrative services fees for Premier shares will be eliminated.

In general, the minimum initial investment is $500 million and there is no minimum subsequent investment.

An investor may purchase, in exchange for shares of the fund, any class of shares of Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Money Market Fund or Dreyfus Institutional Preferred Plus Money Market Fund.

The following will be added to the chart in "Distribution Plans, Service Plans and Shareholders Services Plans" in Part II:

Fund	Class(s)	Plan (12b-1) or servicing)**	Key Features***
Dreyfus Institutional Preferred Treasury Money Market Fund	Hamilton	Shareholder Services Plan (servicing)
The fund pays the Distributor 0.05% for the provision of certain services to the shareholders of these classes.  Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Institutional Preferred Treasury Money Market Fund Dreyfus Prime Money Market Fund	Class A Premier	Shareholder Services Plan (servicing)
The fund pays the Distributor 0.10% for the provision of certain services to the shareholders of these classes.  Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Prime Money Market Fund	Class B Class C	Shareholder Services Plan (servicing)
The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes.  Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.